132 P-1 03/15

SUPPLEMENT DATED MARCH 19, 2015

TO THE PROSPECTUS DATED DECEMBER 1, 2014

OF

 FRANKLIN GOLD AND PRECIOUS METALS FUND

The Prospectus is amended as follows:

I.  The “Fund Summary - Annual Fund Operating Expenses” table is revised as follows:

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class R6	Advisor Class
Management fees	0.47%	0.47%	0.47%	0.47%
Distribution and service (12b-1) fees	0.25%	1.00%	None	None
Other expenses	0.35%	0.35%	0.20%	0.35%
Total annual Fund operating expenses	1.07%	1.82%	0.67%	0.82%
Fee waiver and/or expense reimbursement[1]	None	None	-0.13%	None
Total annual Fund operating expenses after fee waiver and/or expense reimbursement[1]	1.07%	1.82%	0.54%	0.82%

1. The transfer agent has contractually agreed to cap transfer agency fees for Class R6 shares of the Fund so that transfer agency fees for that class do not exceed 0.01%, until at least November 30, 2015. Contractual fee waiver and/or expense reimbursement agreements may not be terminated during the term set forth above.

Please keep this supplement for future reference.